                                                                EXHIBIT 10.1

                              SEVERANCE AGREEMENT


     THIS SEVERANCE AGREEMENT is made and entered into as of this 9/th/ day of March, 1995 between RadioSoft, Inc., a Delaware corporation (the "Company") and John L. Shermyen, an individual residing at 58 Alachua Highlands, Alachua, Florida 32615 (the "Employee").

     WHEREAS, the Company employs Employee as President and Chief Executive Officer of the Company;

     WHEREAS, the Company wishes to continue to employ Employee, and Employee wishes to continue employment by the Company; and

     WHEREAS, the Company wishes to provide Employee with severance compensation in the event Employee's employment by the Company is terminated under certain conditions as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and promises contained herein, the parties hereto agree as follows:

1.  DEFINITIONS.  For purposes of this Agreement, the following capitalized
    -----------
terms shall have
the meanings set forth below and shall include the plural as well as the singular:

     (a) "Affiliate" shall mean any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, any other Person.

     (b) "Annual Salary" shall mean the highest annual rate of Employee's base rate of pay (without any payroll deductions required by law or agreement with Employee) in effect at any time from the date immediately prior to a Change in Control or Constructive Discharge to the date of termination.

     (c) "Change of Control" shall be deemed to occur upon:

     (i) 50% or more of the outstanding voting stock of the Company is acquired or beneficially acquired (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, or any successor rule thereto) by any Person (other than TGIS Partners, the Company or an Affiliate of either), in a transaction other than a public offering of the voting stock of the Company;

     (ii) the Company is merged or consolidated with or into another corporation (other than in a merger or consolidation with or into an Affiliate of the Company) and the holders of outstanding voting stock of the Company immediately prior to the merger or consolidation hold less than a majority of the voting stock of the surviving entity or its parent corporation immediately after the merger or consolidation; or

     (iii) all or substantially all of the assets of the Company are sold or otherwise transferred to any person other than an Affiliate of the Company (in one transaction or a series of transactions).

     (d) "Constructive Discharge" shall mean a reduction in Employee's Annual Salary other than as part of a general reduction in the Annual Salaries of the officers of the Company in which Employee's Annual Salary is reduced proportionately with such general reduction.

     (e) "Cause" shall mean the termination of Employee by the Company for any of the reasons or causes set forth below:

     (i) gross misconduct by Employee in the performance of Employee's duties;

     (ii) theft or embezzlement by Employee from, or fraud committed by Employee against, the Company;

     (iii) conviction of Employee of any crime under federal or state law involving moral turpitude (for the purpose hereof, traffic violations and misdemeanors shall not be deemed to be a crime); or

     (iv) willful refusal by Employee to perform any material duties reasonably required to be performed in the course of Employee's employment with the Company.

     (f) "Person" shall mean any individual, partnership, firm, trust, corporation or other similar entity. When two or more Persons act as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding or disposing of securities of the Company, such syndicate or group shall be deemed a "Person" for the purposes of this Agreement.

2.   TERMINATION.
     -----------

     (a) Termination.  Subject to the other subsections of this Section 2,
         -----------
Employee's employment by the Company may be terminated by the Company at any time for any reason or no reason upon notice to Employee (termination of employment for any reason following the bankruptcy, insolvency, receivership or any similar proceeding of or relating to the Company shall be deemed to be termination by the Company for purposes of this Agreement).

     (b) Severance Compensation.  If Employee's employment is terminated by the
         ----------------------
Company for reasons other than for Cause, or if Employee resigns following a Change in Control or Constructive Discharge, then the Company will pay to Employee an amount equal to Employee's Annual Salary (less appropriate payroll deductions, if any). Such amount shall be paid in substantially equal installments over a twelve-month period commencing on the date of termination.

     (c) Termination For Cause. If the Company terminates Employee's employment
         ---------------------
for Cause, then all obligations of the Company under this Agreement shall thereupon cease and Employee shall not be entitled to receive any severance compensation hereunder.

     (d) Death, Disability or Retirement.  For purposes of this Agreement,
         -------------------------------
Employee's employment will not be considered to have been terminated by the Company if Employee's employment is terminated because of Employee's death, disability or retirement.

3.   TRANSITION PERIOD.  Notwithstanding anything herein to the contrary, if
     -----------------
following a Change in Control, Employee wishes to resign from the Company with effect prior to six (6) months after the date on which the Change in Control occurs, Employee shall:

     (a) first ask the then Board of Directors of the Company whether it wishes Employee to remain employed by the Company in Employee's then current position; and

     (b) if the Board of Directors responds in the affirmative, then Employee shall continue and dutifully execute his or her responsibilities as an employee of the Company in such position for six (6) months after the date on which the Change in Control occurred and shall be entitled, upon (i) the release of Employee by the Company upon or prior to the expiration of such period, or (ii) the termination of Employee's employment by the Company other than for Cause, to receive the payments contemplated by Section 2(b). If Employee does not execute his or her responsibilities as an employee of the Company for such six (6) month period, then Employee shall not be entitled to receive any severance compensation hereunder.

4.   NO OTHER SEVERANCE.  Employee acknowledges and agrees that the severance
     ------------------
compensation provided under this Agreement shall be in lieu of any other severance benefit provided by the Company to which Employee may otherwise be entitled.

5.   GENERAL RELEASE OF THE COMPANY.  In consideration of the payments and other
     ------------------------------
undertakings set forth herein, Employee will sign a separate Non-Competition Agreement attached hereto as Exhibit A, and at the time Employee's employment is terminated other than for Cause, sign a separate Release of the Company in substantially the form attached hereto as Exhibit B.

6.   TERM.  The term of this Agreement shall commence upon the date hereof and
     ----
shall continue until the termination of Employee's employment.

7.   MISCELLANEOUS.
     -------------

     (a) Assignment.  Employee may not anticipate, encumber or dispose of any
         ----------
payment under this Agreement, which payments and the rights to such payments are expressly declared nonassignable and nontransferable, except as otherwise specifically provided in this Agreement.

     (b) Binding Effect.  This Agreement will inure to the benefit of and be
         --------------
binding upon the parties hereto and their respective successors, assigns, heirs, distributees and representatives.

     (c) Severability.  If any provision of this Agreement is held to be
         ------------
invalid, illegal, or unenforceable, in whole or in part, such invalidity shall not affect any otherwise valid provision, and all other valid provisions shall remain in full force and effect.

     (d) Counterparts.  This Agreement may be executed in two or more
         ------------
counterparts, each of which shall be deemed an original, and all of which together will constitute one document.

     (e) Titles.  The titles and headings preceding the text of the paragraphs
         ------
and subparagraphs of this Agreement have been inserted solely for convenience of reference and do not constitute a part of this Agreement or affect its meaning, interpretation or effect.

     (f) Waiver.  The failure of either party to insist in any one or more
         ------
instances upon performance of any terms or conditions of this Agreement will not be construed as a waiver of future performance of any such term, covenant, or condition and the obligations of either party with respect to such term, covenant or condition will continue in full force and effect.

     (g) Notices.  All notices required or permitted to be given under this
         -------
Agreement will be given in writing and will be deemed sufficiently given if delivered by hand or mailed, postage prepaid, by registered mail, return receipt requested, to Employee's address set forth at the beginning of this Agreement and to the Company's Chairman at the Company's principal executive offices. Either party may, by giving notice to the other party in accordance with this paragraph, change the address at which it is to receive notices hereunder.

     (h) Entire Agreement; Modification.  This Agreement supersedes all previous
         ------------------------------
agreements, negotiations, or communications between Employee and the Company and contains the complete and exclusive expression of the understanding between the parties concerning the subject matter covered herein. This Agreement cannot be amended, modified, or supplemented in any respect except by a subsequent written agreement entered into by both parties.

     (i) Governing Law.  This Agreement will be construed and enforced in
         -------------
accordance with the laws of the State of Delaware without giving effect to its principles on the conflict of laws.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

     RadioSoft, Inc.



           /s/
           ---------------------
     By:  William Weksel
          Its Chairman


     EMPLOYEE



           /s/
           ----------------------
     By:  John L. Shermyen

                                   EXHIBIT A


                           NON-COMPETITION AGREEMENT
                           -------------------------

     John L. Shermyen ("Employee"), for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by Employee, hereby agrees with RadioSoft, Inc. (the "Company") as follows:

     A.   Confidential Information.  Employee shall not, directly or indirectly,
          ------------------------
either during his employment by the Company or at any time thereafter up to and including the period ending one year after such employment terminates (the "Restrictive Period"), disclose to anyone or use (except as authorized in the regular course of the Company's business) any information acquired by him during his employment or thereafter with respect to any of the Company's trade secrets or other confidential information (including information relating to the identity of customers, prospective customers or suppliers, price lists and terms of dealings with customers, confidential or secret processes or formulas, manufacturing techniques and know how, product specifications, and any other information that is not then generally available to the public, all of which Employee acknowledges to be confidential).

     B.   Covenant Not To Compete.  Employee shall not, at any time during the
          -----------------------
Restrictive Period, directly or indirectly, any place within the United States, engage or become interested in (as owner, stockholder, partner director, officer, employee, consultant, agent or otherwise) any business competitive with the business conducted by the Company. Employee acknowledges that this provision is necessary for the Company's protection and is reasonable, since he is able to obtain employment with companies whose businesses are not competitive with those of the Company and with companies in other areas. If, however, any provision of this paragraph is held to be unenforceable because of the duration, geographical area of scope of the restriction, the court making that determination shall modify that provision only to the extent necessary to make it valid. Ownership of less than 5% of the securities of any class of a corporation registered under section 12 (b) or 12 (g) of the Securities Exchange Act of 1934 shall not be considered a violation of the provisions of this paragraph.

     C.   Non Solicitation of Employees.  Employee shall not, during the
          -----------------------------
Restrictive Period, directly or indirectly employ or retain, solicit the employment or retention of, or be associated with any entity that employs or retains or solicits the employment or retention of, any person who was an employee of the Company at any time during the twelve months preceding the termination of Employee's employment or during the Restrictive Period.

     D.   Inventions.    Any discovery, design, invention or improvement
          ----------
(whether or not patentable) that the Employee develops during his employment or during the Restrictive Period (whether or not during his regular working hours or on the Company's premises) and that is related to the Company's business or research activities as then conducted or contemplated, shall belong to the Company and shall be promptly disclosed to the Company. During his employment and thereafter Employee shall, without additional compensation, execute and deliver to the Company any instruments of transfer and take any other action that the Company may request to carry out the provisions of this paragraph, including executing and filing, a the Company's expense, patent or copyright applications and assigning the applications to the Company.

     E.   Injunctive Relief.  Since a breach by Employee of the provisions of
          -----------------
paragraph A, B or C of this Agreement would injure the Company in a way that could not be adequately compensated for by damages, in addition to any other remedies available to it, the Company may obtain an injunction restraining any such breach, without the necessity of showing actual damage and without any bond or other security being required.

     F.   Non-Exclusivity.    The rights and remedies of the Company hereunder
          ---------------
are not exclusive of, or limited by, or in limitation of, any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative.

     G.   Severability.  Should any provision of this Agreement or part thereof
          ------------
be held under any circumstances in any jurisdiction to be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision or other part of such provision, or of such provision or part thereof under any other circumstances or in any other jurisdiction.

     H.   Waiver.   The rights of each party hereunder may be waived only by a
          ------
writing signed by the waiving party giving such waiver expressly setting forth the rights so waived and the matters as to which they are so waived, and any such waiver shall be limited to the matters expressly set forth in such writing. No failure or delay of the Company in enforcing any of its rights hereunder at any time shall constitute or evidence any waiver of such rights.

     I.   Miscellaneous. This Agreement shall inure to the benefit of the
          -------------
Company its successors and assigns. It is expressly acknowledged that this Agreement and the rights of the Company hereunder may be assigned, without the consent of Employee, by the Company to any purchaser or other transferee of all or substantially all of the assets of the Company. The captions of this Agreement are for convenience of reference only and shall not affect in any manner any of the terms, covenants or conditions hereof. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     IN WITNESS WHEREOF, Employee has signed the Agreement this 9th day of March, 1995.


       /s/
------------------------------
John L. Shermyen, Employee

                                   EXHIBIT B


                                GENERAL RELEASE
                                       BY
                                John L. Shermyen



DEFINITIONS. All the words used in this General Release have their plain meanings in ordinary English. Specific terms used in this General Release have the following meanings:

     A. Words such as I and MY include both me and anyone who has or obtains any legal rights or claims through me.

     B. "The Company" means RadioSoft, Inc., a Delaware corporation ("RadioSoft"), any company related to RadioSoft in the past or present, including without limitation RadioSoft's predecessors, successors and affiliates, representatives and employees of Radiosoft, any company providing insurance to RadioSoft in the past or present, and/or any person who acted on behalf of RadioSoft or on instructions from RadioSoft.

MY CLAIMS. The claims I am releasing include all of my rights to any relief of any kind from the Company, including, without limitation:

     1. All claims I have now, whether or not I know about the claims including, without limitation, all claims arising out of or relating to my past employment with the Company or the termination of that employment including, but not limited to, breach of contract; violation of the Fair Labor Standards Act, 29 U.S.C. (S) 201, et seq.; the Age Discrimination
                                                 -- ---
        in Employment Act, as amended, 29 U. S.C. (S) 621, et seq.; ("ADEA");
                                                           -- ---
        Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. (S) 2000, et seq.; the Civil Rights Act of 1866, 42 U.S.C. (S) 1981; the
              --  ---
        National Labor Relations Act, 29 U.S.C. (S) 151,  et seq.(1976); the
                                                          -- ---
        Minnesota Human Rights Act; the Americans with Disabilities Act; the Employee Retirement Income Security Act; and/or any other federal, state or local statute, law, ordinance, regulation or order;

     2. All claims I have now, whether or not I now know about the claims, for any type of relief from the Company including, without limitation, all claims for back pay, lost benefits, reinstatement, liquidated damages, punitive damages, and damages on account of any alleged personal injury; and

     3. All claims for attorneys' fees and costs.

AGREEMENT TO RELEASE MY CLAIMS. In exchange for the payment of severance compensation pursuant to the Severance Agreement between the Company and me, which includes all amounts for damages of any kind and attorneys' fees, I agree to give up all My Claims against the Company as described above. I will not bring any lawsuits or make any other demands against the Company relating to the claims that I have released. The payment described is a full and fair compromise payment for the release of My Claims. I agree and understand that I will not be entitled to receive any such payment until twenty (20) calendar days after I sign this General Release. I also agree and understand that this payment will be made over a twelve-month period commencing upon the date of termination.

ADDITIONAL AGREEMENTS AND UNDERSTANDINGS. Even though the Company will pay me to settle and release My Claims, the Company does not admit that it is responsible or legally obligated to me. In fact, the Company denies that it is responsible or legally obligated for My Claims.

ADVICE TO CONSULT WITH AN ATTORNEY. I understand and acknowledge that I am hereby being advised to consult with an attorney prior to signing this General Release. My decision to sign or not to sign this General Release is my own voluntary decision made with full knowledge that I have been advised to consult with an attorney.

FORTY-FIVE DAY PERIOD TO CONSIDER THE AGREEMENT. I understand that I may have forty-five (45) calendar days from the day that I receive this General Release, not counting the day upon which I receive it, to consider whether I wish to sign this General Release. If I cannot make up my mind in that period of time, the Company may or may not allow more time.

MY RIGHT TO REVOKE OR RESCIND THIS GENERAL RELEASE. I understand that I may revoke or rescind this General Release at any time within fifteen (15) calendar days after I sign it, not counting the day upon which I sign it. This General Release shall not become effective or enforceable until the fifteen (15) calendar day period has expired. I understand that I will not receive any payments under this General Release if I revoke or rescind it.

If I want to revoke or rescind this General Release, I will deliver a written notice of revocation or rescission to the Company's General Counsel within the fifteen (15) calendar day period. If delivered by mail, the revocation or rescission must be postmarked within the fifteen (15) calendar day period, must be properly addressed to the Company's General Counsel at the Company's principal executive offices and must be sent by certified mail, return receipt requested.

PROCEDURE FOR ACCEPTING THE GENERAL RELEASE. To accept the terms of this General Release, I must deliver the General Release, after it has been signed and dated by me (and also signed by two witnesses to my signature on the signature lines designated in the General Release) to the Company's General Counsel by hand or by mail within the forty-five (45) calendar day consideration period.

If I choose to deliver my acceptance by mail, it must be postmarked within the forty-five (45) calendar day period stated above, must be addressed to the Company's General Counsel at the Company's principal executive offices and must be sent by certified mail, return receipt requested.


CONFIDENTIALITY. I agree that I will not disclose or reveal the fact of this General Release or any of its terms to any individual other than my attorney, or any other individual, corporation, or entity, except as required by law.

MY REPRESENTATIONS. I am old enough to sign this General Release and to be legally bound by the agreements that I am making. I represent that I have not filed or been involved in any pending personal bankruptcy proceeding between any accrual of My Claims and the date of my signature below. I am legally able and entitled to receive the sums of money being paid to me by the Company in settlement of My Claims. I have read this General Release carefully. I understand all of its terms. In agreeing to sign this General Release, I have not relied on any statements or explanations made by the Company or its attorneys, except as specifically set forth in this General Release. I am voluntarily releasing My Claims against the Company.

I understand and agree that this General Release contains all the agreements between the Company and me relating to this settlement.

Dated: ______________, _______


                                    -----------------------------
                                    Employee's Signature


Witnesses:


-------------------------------
Name:


-------------------------------
Name: